                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                             COVER PAGE OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 87 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 35 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51


                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 60 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-27514
                                       AND
            AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT OF 194
                            REGISTRATION NO. 811-1550

                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 29 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 31 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                  520-434-3771

Agents For Service:      Thomas D. Tays, Esq.
                         Davis Selected Advisers, L.P.
                         2949 East Elvira Road, Suite 101
                           Tucson, Arizona 85706
                                  520-434-3771
                                      -or-

                         Arthur Don, Esq.
                         Seyfarth Shaw LLP
                         55 E. Monroe St., Suite 4200
                         Chicago, IL 60603-5803
                         (1-312-602-2048)

It is proposed that this filing will become effective:
     [ ]  Immediately  upon filing pursuant to paragraph (b)
     [ ]  On ___, pursuant to paragraph (b)
     [ ]  60 days  after filing pursuant  to paragraph (a)(1)
     [X]  On May 1, 2004, pursuant to paragraph (a) of Rule 485
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On_______________, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered:  Common Stock of:
                                       ---------------
                                       (1)  Selected American Shares Fund
                                       (2)  Selected Special Shares Fund

                                         Shares of Beneficial Interest of
                                         --------------------------------
                                       (1)  Selected Daily Government Fund

SELECTED FUNDS


Selected American Shares
Selected Special Shares
Selected Daily Government Fund

--------------------------------------------------------------------------------

Class S shares
Class D shares


PROSPECTUS AND APPLICATION FORM


May 1, 2004








The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



[Selected Funds logo]

--------------------------------------------------------------------------------

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------

TABLE OF
CONTENTS
--------------------------------------------------------------------------------

OVERVIEWS OF EACH SELECTED FUND:
4        SELECTED AMERICAN SHARES
9        SELECTED SPECIAL SHARES
14       SELECTED DAILY GOVERNMENT FUND
         Investment Objective and Principal Investment Strategies
         Determining If This Fund Is Right For You
         Principal Risks of Investing in the Fund
         Performance Information
         Fees and Expenses of the Fund

26       SELECTED FUNDS MANAGEMENT
         Davis Advisors
         Investment Professionals
         The Davis Investment Philosophy
         Other Investment Strategies

30       ONCE YOU INVEST IN SELECTED FUNDS
         How Your Shares Are Valued
         How We Pay Earnings
         Federal Income Taxes
         Fees and Expenses of the Funds

30       HOW TO CHOOSE A SHARE CLASS
         Class S Shares
         Class D Shares
         Converting from Class S to Class D shares

36       HOW TO OPEN AN ACCOUNT
         Three Ways You Can Open An Account
         Anti-Money Laundering Compliance
         Retirement Plan Accounts

38       HOW TO BUY, SELL AND EXCHANGE SHARES
         Right to Reject or Restrict any Purchase or Exchange Order Three Ways to Buy, Sell and Exchange Shares
         When Your Transactions Are Processed
         Buying More Shares
         Selling Shares
         Small Accounts
         Exchanging Shares
         Telephone Transactions
         Internet Transactions

48       OTHER INFORMATION
         Dividends and Distributions
         Financial Highlights
         Householding
         Privacy Notice

B/C      OBTAINING ADDITIONAL INFORMATION

OVERVIEW OF
SELECTED AMERICAN SHARES



o    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected American Shares, Inc.'s ("Selected American Shares") investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by American companies. Typically, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

o    DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You are more comfortable with established, well-known companies.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are primarily interested in earning current income.

o    You are investing for the short-term.

                         PROSPECTUS o SELECTED FUNDS o 5

o    PRINCIPAL RISKS OF INVESTING IN SELECTED AMERICAN SHARES

If you buy shares of Selected American Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                         PROSPECTUS o SELECTED FUNDS o 6

o    PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected American Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                            SELECTED AMERICAN SHARES
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                         --------------------------------
                           YEAR                   RETURN
                         --------------------------------
                           1994                  (3.20)%
                         --------------------------------
                           1995                   38.09%
                         --------------------------------
                           1996                   30.74%
                         --------------------------------
                           1997                   37.25%
                         --------------------------------
                           1998                   16.27%
                         --------------------------------
                           1999                   20.32%
                         --------------------------------
                           2000                    9.33%
                         --------------------------------
                           2001                 (11.17)%
                         --------------------------------
                           2002                 (17.06)%
                         --------------------------------
                           2003                      Xx%
                         --------------------------------

During the period shown above, the highest quarterly return was 22.19% for the fourth quarter of 1998, and the worst quarterly return was (14.78)% for the third quarter of 1998. Year-to-date performance as of March 31, 2004, (unannualized) was xx%.

The returns for Class D shares offered by this prospectus will differ from the Class S returns shown in the chart, because they have lower distribution expenses.


                         PROSPECTUS o SELECTED FUNDS o 7

SELECTED AMERICAN SHARES AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2003

--------------------------------------------------------------------------------
                                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
Selected American Shares
Class S shares                         Xx%             Xx%             Xx%
   return before taxes
--------------------------------------------------------------------------------
Selected American Shares
Class S shares
   return after taxes on               Xx%             Xx%             Xx%
   distributions
--------------------------------------------------------------------------------
Selected American Shares
Class S Shares                         xx%             xx%
   return after taxes on                                               Xx%
   distributions and sale of fund
   shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500(R)Index                         Xx%            xx%              xx%
--------------------------------------------------------------------------------

Class D shares were first offered to the public on May 1, 2004 and do not yet have a performance history.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                         PROSPECTUS o SELECTED FUNDS o 8

o    FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

--------------------------------------------------------------------------------
                                                  CLASS S     CLASS D
                                                  SHARES       SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  purchases                                        None         None
  as a percentage of offering price
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed
  on redemptions
  as a percentage of the lesser of the net         None         None
  asset value of the shares redeemed or the
  total cost of such shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on             None         None
  reinvested dividends
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Exchange fee                                       None         None
--------------------------------------------------------------------------------

See "How to Choose a Share Class" to determine which Class of shares best suits you needs.

SELECTED AMERICAN SHARES ANNUAL OPERATING EXPENSES deducted from the fund's assets

--------------------------------------------------------------------------------
                                                      CLASS S       CLASS D
                                                      SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                                        0.56%         0.56%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.25%         0.00%
--------------------------------------------------------------------------------
Other Expenses                                         0.13%         0.13%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        0.94%         0.69%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

EXAMPLE

                         PROSPECTUS o SELECTED FUNDS o 9

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
                                        1         3       5       10
                                     YEAR     YEARS   YEARS    YEARS
--------------------------------------------------------------------------------
Class S Shares                         $96     $300    $520    $1555
--------------------------------------------------------------------------------
Class D Shares                         $69     $216    $374    $1118
--------------------------------------------------------------------------------



                         PROSPECTUS o SELECTED FUNDS o 10

OVERVIEW OF
SELECTED SPECIAL SHARES
--------------------------------------------------------------------------------

o    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Special Shares, Inc.'s ("Selected Special Shares") investment objective is capital growth. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by medium and small companies with market capitalizations of less than $20 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term expansion of earnings, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. . The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in foreign securities, and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

o    DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You want to invest primarily in medium- and small-capitalization companies.

o You are willing to accept higher risk for the opportunity to pursue higher returns.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You prefer to invest in larger, more established companies.

o    You are interested in earning current income.

o    You are investing for the short-term.



                         PROSPECTUS o SELECTED FUNDS o 11

o    PRINCIPAL RISKS OF INVESTING IN SELECTED SPECIAL SHARES

If you buy shares of Selected Special Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SMALL- AND MEDIUM-CAPITALIZATION RISK. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

                         PROSPECTUS o SELECTED FUNDS o 12

o SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.



                         PROSPECTUS o SELECTED FUNDS o 13

o    PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Special Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             SELECTED SPECIAL SHARES
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                         -------------------------------
                           YEAR                  RETURN
                         -------------------------------
                           1994                 (2.56)%
                         -------------------------------
                           1995                  34.24%
                         -------------------------------
                           1996                  11.86%
                         -------------------------------
                           1997                  26.91%
                         -------------------------------
                           1998                  24.52%
                         -------------------------------
                           1999                  16.83%
                         -------------------------------
                           2000                 (1.10)%
                         -------------------------------
                           2001                (14.41)%
                         -------------------------------
                           2002                (17.62)%
                         -------------------------------
                           2003                     Xx%
                         -------------------------------

During the period shown above, the highest quarterly return was 22.74% for the fourth quarter of 1998, and the worst quarterly return was (19.08)% for the third quarter of 2002. Year-to-date performance as of March 31, 2004, (unannualized) was xx%.

The returns for Class D shares offered by this prospectus will differ from the Class S returns shown in the chart, because they have lower distribution expenses.


                        PROSPECTUS o SELECTED FUNDS o 14

SELECTED SPECIAL SHARES AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2003

-------------------------------------------------------------------------------
                                  PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------
Selected Special Shares
Class S shares                        Xx%             Xx%             Xx%
   return before taxes
-------------------------------------------------------------------------------
Selected Special Shares
Class S shares
   return after taxes on              Xx%             Xx%             Xx%
   distributions
-------------------------------------------------------------------------------
Selected Special Shares
Class S Shares                        xx%             xx%
   return after taxes on                                              Xx%
   distributions and sale of
   fund shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500(R)Index                        Xx%            Xx%              xx%
-------------------------------------------------------------------------------

Class D shares were first offered to the public on May 1, 2004 and do not yet have a performance history.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                        PROSPECTUS o SELECTED FUNDS o 15

o    FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

--------------------------------------------------------------------------------
                                                       CLASS S     CLASS D
                                                       SHARES       SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  purchases                                             None         None
  as a percentage of offering price
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed
  on redemptions
  as a percentage of the lesser of the net              None         None
  asset value of the shares redeemed or the
  total cost of such shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                  None         None
  reinvested dividends
--------------------------------------------------------------------------------
Exchange fee                                            None         None
--------------------------------------------------------------------------------

See "How to Choose a Share Class" to determine which Class of shares best suits you needs.

SELECTED SPECIAL SHARES ANNUAL OPERATING EXPENSES deducted from the fund's assets

--------------------------------------------------------------------------------
                                                     CLASS S       CLASS D
                                                     SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                                       0.69%         0.69%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.25%         0.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.27%         0.27%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                       1.21%         0.96%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

EXAMPLE


                        PROSPECTUS o SELECTED FUNDS o 16

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

-------------------------------------------------------------------------------
                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Class S Shares                       $xx          $xx         $xx          $xx
-------------------------------------------------------------------------------
Class D Shares                       $xx          $xx         $xx          $xx
-------------------------------------------------------------------------------



                        PROSPECTUS o SELECTED FUNDS o 17

OVERVIEW OF SELECTED
DAILY GOVERNMENT FUND
--------------------------------------------------------------------------------

o    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Daily Government Fund is a money market fund. Its investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of ninety days or less. Under normal circumstances, the Fund invests exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

A repurchase agreement is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an interest payment.

o    DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

     o   You are seeking current income.

     o You are most comfortable investing in high-quality U.S. Government Securities.

                        PROSPECTUS o SELECTED FUNDS o 18

     o   You want a safe haven in times of market turmoil.

     o   You want easy access to your money.

You should not invest in this Fund if:

     o   You need a high total return to achieve your investment goals.

     o   Your primary investment goal is capital growth.

o    PRINCIPAL RISKS OF INVESTING IN SELECTED DAILY GOVERNMENT FUND

o VARIABLE CURRENT INCOME . The income which Selected Daily Government Fund pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

o CREDIT RISK. Selected Daily Government Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund's portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Selected Daily Government Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

                        PROSPECTUS o SELECTED FUNDS o 19

                        PROSPECTUS o SELECTED FUNDS o 20

o   PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Daily Government Fund by showing changes in the Fund's year-to-year performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                         SELECTED DAILY GOVERNMENT FUND
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                        --------------------------
                            YEAR        RETURN
                        --------------------------
                            1994         3.51%
                            1995         5.23%
                            1996         4.70%
                            1997         4.91%
                            1998         4.85%
                            1999         4.48%
                            2000         5.80%
                            2001         3.73%
                            2002         1.32%
                            2003          Xx%
                        --------------------------

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.26% for the fourth quarter of 2002. Year-to-date performance as of March 31, 2004, (unannualized) was xx%.

The returns for Class D shares offered by this prospectus will differ from the Class S returns shown in the chart, because they have lower distribution expenses.


SELECTED DAILY GOVERNMENT FUND AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2003

----------------------------------------------------------------------------
                        PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------
Class S Shares              xx%               xx%                Xx%
----------------------------------------------------------------------------

Class D shares were first offered to the public on May 1, 2004 and do not yet have a performance history.

                        PROSPECTUS o SELECTED FUNDS o 21

                      SELECTED DAILY GOVERNMENT FUND YIELD
                                 CLASS S SHARES
                    7-Day SEC Yield, as of December 31, 2003
                                       xx%

You can obtain Selected Daily Government Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

o    FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

--------------------------------------------------------------------------------
                                                         CLASS S      CLASS D
                                                         SHARES       SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None         None
  purchases as a percentage of offering price
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed
  on redemptions
  as a percentage of the lesser of the net                None         None
  asset value of the shares redeemed or the
  total cost of such shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                    None         None
  reinvested dividends
--------------------------------------------------------------------------------
Exchange fee                                              None         None
--------------------------------------------------------------------------------

See "How to Choose a Share Class" to determine which Class of shares best suits you needs.

SELECTED DAILY GOVERNMENT FUND ANNUAL OPERATING EXPENSES deducted from the fund's assets

--------------------------------------------------------------------------------
                                                       CLASS S       CLASS D
                                                       SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                                         0.30%         0.30%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.25%         0.00%
--------------------------------------------------------------------------------
Other Expenses                                          0.12%         0.12%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         0.67%         0.42%
--------------------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution

                        PROSPECTUS o SELECTED FUNDS o 22
services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

--------------------------------------------------------------------------------
                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class S Shares                        $xx          $xx         $xx          $xx
Class D Shares                        $xx          $xx         $xx          $xx
--------------------------------------------------------------------------------



                        PROSPECTUS o SELECTED FUNDS o 23

SELECTED FUNDS
MANAGEMENT
--------------------------------------------------------------------------------

o    DAVIS ADVISORS

Davis Selected Advisers, L.P. ("Davis Advisors") serves as the investment adviser for each of the Selected Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Selected Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2003, Davis Advisors' compensation for its services (based on average net assets) was: Selected American Shares, 0.xx%; Selected Special Shares, 0.xx%; and Selected Daily Government Fund, 0.xx%.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the Selected Funds. Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Selected Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Advisors, not the Selected Funds.

o    INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Advisors. He was a Portfolio Manager of Selected American Shares from May 1993 until February 1997. He also served as a Portfolio Manager of another fund managed by Davis Advisors from its inception in 1969 until March 1997.

SELECTED AMERICAN SHARES

o CHRISTOPHER C. DAVIS has served as a Portfolio Manager of Selected American Shares since December 1994, and also manages other equity funds advised by Davis Advisors. Mr. Davis served as Assistant Portfolio

                        PROSPECTUS o SELECTED FUNDS o 24

     Manager and research analyst working with Shelby M.C. Davis beginning in September 1989.

o KENNETH CHARLES FEINBERG has served as a Portfolio Manager of Selected American Shares since May 1998, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

SELECTED SPECIAL SHARES

o INVESTMENT TEAM. The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Advisors who share ideas and responsibility for managing the Fund's investments.

SELECTED DAILY GOVERNMENT FUND

o CRESTON KING, CFA, has served as a Portfolio Manager of Selected Daily Government Fund since August 1999. Mr. King also manages government bond and other money market funds advised by Davis Advisors. From August 1993 until he joined Davis Advisors, in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.

o    THE DAVIS INVESTMENT PHILOSOPHY

Selected American Shares and Selected Special Shares are managed using the Davis investment philosophy, which stresses a back-to-basics approach. We perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term.

Over the years, Davis Advisors has developed a list of characteristics that we believe allow companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                        PROSPECTUS o SELECTED FUNDS o 25

FIRST CLASS MANAGEMENT

o    Proven track record

o    Significant personal ownership in business

o    Intelligent allocation of capital

o    Smart application of technology to improve business and lower costs

STRONG FINANCIAL CONDITION AND PROFITABILITY

o    Strong balance sheet

o    Low cost structure / low debt

o    High after-tax returns on capital

o    High quality of earnings

STRATEGIC POSITIONING FOR THE LONG TERM

o    Non-obsolescent products / services

o    Dominant or growing market share in a growing market

o    Global presence and brand names

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses.

o    OTHER INVESTMENT STRATEGIES

Each Fund's investment objectives are described in its respective Overview. The Funds' investment objectives are fundamental policies and may not be changed without a vote of shareholders. Each Fund's principal investment strategies and main risks are also described in its Overview. The Funds are not limited to investing in the securities and using the principal investment strategies described in the Overviews. Under normal circumstances, each Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies, if, in Davis Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i)they may assist a Fund in pursuing its investment objective; (ii) they are

                        PROSPECTUS o SELECTED FUNDS o 26
consistent with a Fund's investment strategy; (iii)they will cause a Fund to violate any of its investment restrictions; and (iv) they will materially change a Fund's risk profile as described in this prospectus and the Funds' Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

Selected American Shares and Selected Special Shares may invest in companies located or doing business in foreign countries. Foreign countries involve risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in domestic companies. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. The securities may be denominated in foreign currencies, which "float" in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted to U.S. dollars.

Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. A Fund may also use short-term investments for temporary defensive purposes. In the event that our portfolio managers anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), we may reduce a Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.

For more details concerning current investments and market outlook, please see the Funds' most recent annual or semi-annual report.


                        PROSPECTUS o SELECTED FUNDS o 27

ONCE YOU INVEST
IN SELECTED FUNDS
--------------------------------------------------------------------------------

This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

o    HOW YOUR SHARES ARE VALUED

Once you open your Selected Funds account, you may buy or sell shares on any business day. The price of your shares in a Selected Fund is based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share of a Selected Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

The business sections of many, but not all, major newspapers publish Selected Funds' net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.selectedfunds.com).

VALUATION OF PORTFOLIO SECURITIES
Securities are valued primarily on the basis of market quotations. However, Selected Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value, or sold at the net asset value next determined after Selected Funds' transfer agent receives and accepts your request. Selected Funds' annual and semi-annual reports include more information concerning the valuation of portfolio securities.

If any of a Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the Fund's shares are priced may not be reflected in the Fund's share price. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem

                        PROSPECTUS o SELECTED FUNDS o 28
shares. Selected Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency price of that Fund's investments.

Selected Daily Government Fund typically values all of its investments at amortized cost. Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.




                        PROSPECTUS o SELECTED FUNDS o 29

o    HOW WE PAY EARNINGS

There are two ways you can receive payments from the Selected
Fund you invest in:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, please call 1-800-243-1575. Unless you choose otherwise, the Selected Funds will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Selected Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Selected Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.



                        PROSPECTUS o SELECTED FUNDS o 30

              HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all of your dividends and capital gains automatically invested in the same Fund or in the same Class of shares of any other Selected Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with ten days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.

o    FEDERAL INCOME TAXES

TAXES ON DISTRIBUTIONS

Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

Selected Funds will send you a statement each year showing the tax status of all your distributions.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the price you receive when you sell them.

                        PROSPECTUS o SELECTED FUNDS o 31

More information concerning federal taxes is available in the Statement of Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected Funds.

o    FEES AND EXPENSES OF THE FUNDS

Each Fund has fees and expenses that are assessed either directly or indirectly.

MANAGEMENT FEE

The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structures between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.

12B-1 FEES

Selected Funds offer two Classes of shares. Class S shares have adopted Plans of Distribution, or "12b-1 Plans," which provide revenue which may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which should result in higher investment returns over time.

OTHER EXPENSES

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.

                        PROSPECTUS o SELECTED FUNDS o 32

TOTAL FUND OPERATING EXPENSES

The total cost of running a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are taken out before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families from under 0.25% to over 3.00%; and (iii) the Funds' investment advisor may waive a portion of a Fund's expenses for a period of time, thereby reducing its expense ratio.

OTHER COMPENSATION PAID TO DEALERS

The Distributor for the Selected Funds, Davis Distributors, LLC (the "Distributor"), and Davis Advisors make substantial payments from their own resources, which include the management fees received from the Selected Funds and other clients, to compensate financial intermediaries, broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Selected Fund's shares. These expenses are paid by the Distributor and not by the Funds. The Statement of Additional Information provides more information concerning these payments. Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Selected Fund shares.



                        PROSPECTUS o SELECTED FUNDS o 33

HOW TO
CHOOSE A SHARE CLASS
--------------------------------------------------------------------------------

Before you can buy shares in any Selected Fund, you need to decide which Class of shares best suits your needs. Selected Funds offers two Classes of shares: S and D. Each Class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by Class.

CLASS S SHARES

Class S shares may be most appropriate if you intend to retain the services of a financial adviser, mutual fund supermarkets, or other financial intermediary. Class S shares have adopted Plans of Distribution, or "12b-1 Plans," which provide revenue which may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. You must invest a minimum of $1,000 in a single Fund to open an account in Class S shares. You must invest at least $1,000 in each Fund to open a Class S shares accounts in more than one Selected Fund.

CLASS D SHARES

Class D shares may be most appropriate if you intend to make your own investment decisions and will invest directly with Selected Funds. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which should result in higher investment returns over time. You must invest a minimum of $10,000 in a single Fund to open an account in Class D shares. You must invest at least $10,000 in each Fund to open a Class D shares accounts in more than one Selected Fund. YOU MAY NOT PURCHASE CLASS D SHARES THROUGH A MUTUAL FUND SUPERMARKET.

CONVERTING FROM CLASS S TO CLASS D SHARES

If your Class S shares account is held directly with the Selected Funds' distributor and not held through a mutual fund supermarket or other financial intermediary, and if the current market value of your account in a single Fund is at least $10,000, you may elect to convert that account from Class S to Class D shares. A conversion from Class S to


                        PROSPECTUS o SELECTED FUNDS o 34

Class D shares is not a taxable transaction. You may convert from Class S to Class D shares by calling Shareholder Services at 1-800-243-1575 during our business hours (9 a.m. to 6 p.m. Eastern Time) or use our automated telephone system at any time, day or night.

If the market value of your Class D shares account falls below $5,000 due to a redemption or exchange, we may convert your Class D shares into Class S shares at relative net asset value. See "Involuntary Redemption or Conversion".






                        PROSPECTUS o SELECTED FUNDS o 35

HOW TO
OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open an account if you initially invest at least $1,000 for Class S shares or $10,000 with Class D shares in each Fund you wish to open an account in.

                       THREE WAYS YOU CAN OPEN AN ACCOUNT

     (1) BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to SELECTED FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. SELECTED FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS, STARTER CHECKS, TRAVELER'S CHECKS OR MONEY ORDERS.

     (2) BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

     (3) BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call the Distributor and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA 02210
                  Attn: Mutual Fund Services
                  [NAME OF SELECTED FUND THAT YOU ARE BUYING]
                  Shareholder Name
                  Shareholder Account Number
                  Federal Routing Number 011000028
                  DDA Number 9905-325-8


                        PROSPECTUS o SELECTED FUNDS o 36

o    ANTI-MONEY LAUNDERING COMPLIANCE

Selected Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If you do not provide the information the Selected Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.

o    RETIREMENT PLAN ACCOUNTS

You can invest in Selected Funds using any of these types of retirement plan accounts:

o    IRAs

o    Roth IRAs

o    Coverdell Education Savings Accounts

o    Simple IRAs

o    Simplified Employee Pension (SEP) IRAs

o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $15 maintenance fee each year regardless of the number of plans established per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. This maintenance fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling the Distributor.

                        PROSPECTUS o SELECTED FUNDS o 37

HOW TO
BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Once you have established an account with Selected Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Selected Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will determine the procedures and charges which will apply to the transaction.

RIGHT TO RESTRICT OR REJECT ANY PURCHASE OR EXCHANGE ORDER

Purchases and exchanges should be made for investment purposes only. The Fund and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason. The Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that the Funds or Distributor have determined may involve actual or potential harm to a Fund may be rejected.


                   THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

     (1) BY TELEPHONE. Call 1-800-243-1575. You can speak directly with a Selected Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Time) or use our automated telephone system at any time, day or night.

     (2) BY MAIL. Send the request to our service provider, State Street Bank and Trust Company.

                  Regular mail:
                  State Street Bank and Trust Company
                  c/o Selected Funds
                  P.O. Box 8243, Boston, MA 02266-8243

                  Express shipping:
                  State Street Bank and Trust Company
                  c/o Selected Funds

                        PROSPECTUS o SELECTED FUNDS o 38

                  66 Brooks Drive, Braintree, MA 02184


     (3) BY DEALER. Contact a dealer who then will make the transaction through our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

The Selected Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly. Selected Daily Government Fund sends out statements once a month, not every time you purchase or sell shares.

o    WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our Distributor, will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Time.

o    Promptly transmit the order to State Street Bank and Trust.

o    BUYING MORE SHARES

You may buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25 for Class S shares and $250 for Class D shares.

When you purchase shares by mail, send a check made payable to SELECTED FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase

                        PROSPECTUS o SELECTED FUNDS o 39
form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for these transactions.

o    MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investment in any Selected Fund is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest in under the plan each month is $25 for Class S shares or $250 for Class D shares. The account minimum of $1,000 for Class S shares or $10,000 for Class D shares will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system. The debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. If you wish to establish this plan after your account has been opened, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling the Distributor.

You also can use our Dividend Diversification Program to buy more shares in any Selected Fund. See "Once You Invest in Selected Funds."

Note: The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account and is regulated by the Federal Reserve.

o    SELLING SHARES

You may sell back all or part of your shares in any Selected Fund in which you invest (known as a redemption) on any business day at net asset value. You can sell the shares by telephone, by internet, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners may be required sign the redemption request (call

                        PROSPECTUS o SELECTED FUNDS o 40
shareholder services for further instructions). You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for these transactions.

Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust receives your proper sale request. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

CHECK WRITING PRIVILEGE FOR SELECTED DAILY GOVERNMENT FUND

You can establish check writing privileges on you Selected Daily Government Fund (in either Class S or Class D shares) if you are not investing through a retirement plan or an IRA. Selected Daily Government Fund investors with check writing privileges can write checks:

     (i) for $250 or more for Class S shares, $1,000 or more for Class D shares from their accounts (checks written for less than the minimum will honored, but will incur a $20 service fee debited from the account);

     (ii) so long as the account balance is at least $500 for Class S shares, or $5,000 for Class D shares, after the check has been paid. If a check is presented for payment which would bring the account balance to less than $500 for Class S shares, or $5,000 for Class D shares, the check will be honored, but, a $20 service fee will be debited from the account and check writing privileges will be suspended; and

     (iii) subject to the rules prescribed by State Street Bank and Trust. The Funds and State Street Bank and Trust reserve the right to modify these rules at any time.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Selected Daily Government Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Selected Daily Government Fund account, funds may not be available to cover your checks. For example: (1) If you

                        PROSPECTUS o SELECTED FUNDS o 41
have redeemed or exchanged funds out of your Selected Daily Government Fund account, there may not be sufficient funds remaining to cover your check; (2) If you have recently purchased shares in your Selected Daily Government Fund account, the funds may still be within the fifteen-day uncollected status; or
(3) If funds were exchanged into your Selected Daily Government Fund account from another Selected Fund, those funds may still be within the fifteen-day uncollected status.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

If you write a check on your Selected Daily Government Fund account and you do not have sufficient shares in your account to cover the check, or if your check is presented for payment before your purchase check has cleared, your account will be assessed an insufficient funds fee of $20.00. You can find more information about check writing privileges in the Statement of Additional Information. Selected Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last thirty days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past, the Selected Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

                        PROSPECTUS o SELECTED FUNDS o 42

MEDALLION SIGNATURE GUARANTEE

To protect you and the Selected Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted.

STOCK POWER. This is a letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

MAKING AUTOMATIC WITHDRAWALS
If your Class S shares account balance is more than $10,000, or your Class D shares account balance is more than $50,000, you can sell a set dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than thirty days. You may chose any date between the 5th and 28th days of the month.

o You may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. If you wish to execute an Automatic Withdrawal Plan by ACH after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after

                        PROSPECTUS o SELECTED FUNDS o 43
     your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop automatic withdrawals at any time without charge or penalty by calling the Distributor or by notifying the service agent in writing.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks may also charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check.

o    INVOLUNTARY REDEMPTION OR CONVERSION
If your Class S shares account balance falls below $500 in any Fund as a result of a redemption or exchange, or if your account has not met the $1,000 minimum investment requirement, we may sell your remaining Class S shares in the Fund at net asset value. If your Class D shares account balance falls below $5,000 in any Fund as a result of a redemption or exchange, or if your account has not met the $10,000 minimum investment requirement, we may convert your remaining Class D shares into Class S shares at relative net asset value.

We first will notify you by mail, giving you at least sixty days' notice that an INVOLUNTARY REDEMPTION OR CONVERSION may take place. If you increase your account balance to above $500 for Class S shares or $5,000 for Class D shares during the notice period the Involuntary Redemption or Conversion will be cancelled.

o    EXCHANGING SHARES

The same Class of shares of different Selected Funds may be exchanged at relative net asset value. You can sell shares of any Selected Fund to

                        PROSPECTUS o SELECTED FUNDS o 44
buy shares in the same Class of any other Selected Fund. This is known as an exchange. You can only exchange shares from your account within the same Class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. For Class S shares the initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). For Class D shares the initial exchange must be for at least $10,000. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past, the Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust, accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section, "What You Need to Know Before You Sell Your Shares," for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

For federal income tax purposes, exchanges between Selected Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class S shares. You must exchange at least $25 for Class S shares and $250 for Class D shares, to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. If your account has already been established, you may contact our customer service department to set up this program.

LIMITS ON THE NUMBER OF EXCHANGES
There are limits to the number of exchanges you can make each year. Currently, four exchanges between Selected Funds are allowed during a

                        PROSPECTUS o SELECTED FUNDS o 45
calendar year. You may make an unlimited number of exchanges out of Selected Daily Government Fund. Automatic exchanges are excluded from this provision. The Distributor must approve in writing any exchanges above the limit.

MARKET TIMING
The Selected Funds are not designed for professional market timing organizations or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Fund. Market timing strategies are disruptive to the Funds. If the Adviser determines that your exchange patterns reflect a market timing strategy, the Selected Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to:
(i) refusing to accept your orders to purchase Fund shares, and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.

o    TELEPHONE TRANSACTIONS

A benefit of investing through Selected Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call the Distributor, you can perform a transaction with Selected Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Time).

o If you have a TouchTone(TM) telephone, you can use the Selected Funds' automated telephone system, known as SELECTED DIRECT ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.

o    The check can be issued only to the registered account owner.

o    The check must be sent to the address on file with the Distributor.

o    Your current address must be on file for at least thirty days.

                        PROSPECTUS o SELECTED FUNDS o 46

When you buy, sell or exchange shares over the telephone, you agree that the Selected Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Selected Funds may not be able to accept all requests by telephone.

o    INTERNET TRANSACTIONS

You can use our website--WWW.SELECTEDFUNDS.COM--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the Fund(s) in which you are invested, an account number and your Social Security Number. Selected Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Selected account online.

When you buy, sell or exchange shares over the Internet, you agree that the Selected Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

YOU CAN USE SELECTED DIRECT ACCESS TO:

o    Get the price, total return and fund description for any Selected Fund.

o    Check your account balance and other account information.

o    Buy, sell and exchange shares.*

o    Get the mailing address and wire instructions for any Selected Fund.



*    Retirement Accounts may be subject to restrictions.

                        PROSPECTUS o SELECTED FUNDS o 47

                        PROSPECTUS o SELECTED FUNDS o 48

OTHER
INFORMATION
--------------------------------------------------------------------------------

o    DIVIDENDS AND DISTRIBUTIONS

o Selected American Shares and Selected Special Shares ordinarily distribute their dividends and capital gains, if any, in December.

o Selected Daily Government Fund ordinarily distributes dividends monthly. Selected Daily Government Fund does not ordinarily distribute capital gains.

o When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Selected Daily Government Fund's net asset value is not affected by dividend payments.

You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Selected Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

o    FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

This information has been audited by KPMG LLP. KPMG LLP's report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                        PROSPECTUS o SELECTED FUNDS o 49

o    HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds in writing at 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706. Individual copies of prospectuses and reports will be sent to you within thirty days after the Fund receives your request to stop householding.

o    PRIVACY NOTICE

While you will generally be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.




                        PROSPECTUS o SELECTED FUNDS o 50

OBTAINING
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


For more information about the Selected Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Selected Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Selected Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.


HOW TO GET MORE INFORMATION

o BY TELEPHONE. Call Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time. You may also call this number for account inquiries.

o BY MAIL. Write to State Street Bank and Trust Company, c/o Selected Funds, P.O. Box 8406, Boston, MA 02266-8406.

o    ON THE INTERNET. WWW.SELECTEDFUNDS.COM.

o FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by visiting the SEC website (WWW.SEC.GOV). For more information on the operations of the Public Reference Room, call 1-202-942-8090.


                           The Funds' Investment Company Act File Numbers are:
[Selected Funds LOGO]      Selected American Shares, 811-51
                           Selected Special Shares, 811-1550
                           Selected Daily Government Fund, 811-5240

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                         SELECTED DAILY GOVERNMENT FUND

                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-243-1575


SELECTED DAILY GOVERNMENT FUND IS A SERIES OF SELECTED CAPITAL PRESERVATION
TRUST.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2004. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUS BY REFERENCE. THE PROSPECTUS MAY BE OBTAINED FROM THE SELECTED FUNDS.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.




Selected Funds Statement of Additional Information 1

TABLE OF CONTENTS

                                                                           PAGE

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS......................3

     Additional Information About the Funds' Investment
     Strategies and Risks.....................................................3
     Portfolio Transactions..................................................23
     Investment Restrictions.................................................27

SECTION II: KEY PERSONS......................................................31

     Organization of the Funds...............................................31
     Directors and Officers..................................................31
     Directors...............................................................32
     Independent Directors' Compensation.....................................35
     Officers................................................................36
     Standing Committees of the Board of Directors...........................36
     Directors' Fund Holdings................................................38
     Independent Directors' Affiliations and Transactions....................38
     Certain Shareholders of the Fund........................................39
     Investment Advisory Services............................................40
     Distribution of Fund Shares.............................................42
     Other Important Service Providers.......................................43

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS.........44

     Selecting the Appropriate Class of Shares...............................45
     How to Purchase Shares..................................................44
     Special Services........................................................51
     Exchange of Shares......................................................53
     Redemption of Shares....................................................54

SECTION IV: GENERAL INFORMATION..............................................51

     Determining the Price of Shares.........................................51
     Dividends and Distributions.............................................57
     Federal Income Taxes....................................................58
     Performance Data........................................................59

APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES...............................59


Selected Funds Statement of Additional Information 2

APPENDIX B: PROXY VOTING PROCEDURES AND POLICIES ............................66




              Selected Funds Statement of Additional Information 3

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS


THE ADVISER. Selected American Shares, Selected Special Shares, and Selected Daily Government Fund (each a "Fund") are managed by Davis Selected Advisers, L.P. ("Adviser").

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds' prospectus. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether: (i) they may assist a Fund in pursuing its investment objective; (ii) they are consistent with the Funds' investment strategy; (iii) they will cause a Fund to violate any of its investment restrictions; or (iv) they will materially change the Funds' risk profile as described in the Funds' prospectus and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that the Adviser and/or Davis Selected Advisers - NY, Inc. ("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether the Funds use a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged.

In the discussions that follow, "Fund" applies equally to Selected American Shares, Selected Special Shares, and Selected Daily Government Fund unless the context indicates otherwise.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

              Selected Funds Statement of Additional Information 4

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment

              Selected Funds Statement of Additional Information 5 banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common

              Selected Funds Statement of Additional Information 6 stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either "domestic" or "foreign" depending upon which factors are considered most important for a given company. Factors which the Advisers considers include: (1) was the company organized under the laws of the United States or a foreign country; (2) are the company's securities principally traded in securities markets outside of the United States, (3) where does the company earn the majority of its revenues or profits; and (4) where does the company have the majority of its assets.

Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and

              Selected Funds Statement of Additional Information 7 significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

SELECTED DAILY GOVERNMENT FUND AVERAGE MATURITY. Selected Daily Government Fund limits the average maturity of its investment portfolio to 90 days or less. The Adviser may adjust the average maturity of Selected Daily Government Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day), and at other times may be relatively long (up to 90 days). Selected Daily Government Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed

              Selected Funds Statement of Additional Information 8 by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities

              Selected Funds Statement of Additional Information 9 generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are

              Selected Funds Statement of Additional Information 10 higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on their investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

              Selected Funds Statement of Additional Information 11

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be

             Selected Funds Statement of Additional Information 12 contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

SHORT SALES. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an offsetting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of Additional Information.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value

             Selected Funds Statement of Additional Information 13 from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;

o    buy puts on such futures or on securities; or

o    write covered calls on securities or futures.

             Selected Funds Statement of Additional Information 14

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or

o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is

             Selected Funds Statement of Additional Information 15 outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment.

fWhen the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying

             Selected Funds Statement of Additional Information 16 investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against

             Selected Funds Statement of Additional Information 17 possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and

              Selected Funds Statement of Additional Information 18 the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency that the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a

              Selected Funds Statement of Additional Information 19 security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction

              Selected Funds Statement of Additional Information 20 hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

              Selected Funds Statement of Additional Information 21

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

             Selected Funds Statement of Additional Information 22

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the offsetting positions making up the straddle or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses

             Selected Funds Statement of Additional Information 23 attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, The Adviser determines the securities and quantities to be bought and sold for each client's account.

BEST EXECUTION

The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that Clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

INVESTMENT ALLOCATIONS

The Adviser considers many factors when allocating securities among clients, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager driving the research may receive priority allocations of limited investment opportunities that are in short supply; this includes initial public offerings ("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example, (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies, and
(iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

             Selected Funds Statement of Additional Information 24

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (i) the Adviser receives different advisory fees from different clients, (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds and Selected Funds), but do not invest their own capital in every client's account. The majority of the Adviser' clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account, (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, (iii) price and timing differences when buying or selling securities, and (iv) the clients' own different investment restrictions. The Adviser' trading policies are designed to minimize possible conflicts of interest in trading for its clients.

ORDER PRIORITY

The Adviser' trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser' trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser' trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against itself" on such orders.

PATTERN ACCOUNTS

The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing Davis Large Cap Value investment strategy may be patterned after Selected American Shares. The client portfolio would be expected to own many, but not all, of the same portfolio securities as Selected American Shares. Selected American Shares usually owns more securities positions than the Adviser' typical Large Cap Value client. New portfolio holdings are not usually added to a client account pursuing a Large Cap Value strategy until the Adviser has enough confidence in the holding to make it a significant holding in Selected American Shares. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

The Adviser generally attempts to aggregate trades for accounts that are purchasing or selling the same security at approximately the same time. However, at times the Adviser executes trades for patterned client accounts after the trade has been executed for the designated mutual fund or the model portfolio that the client account is patterned after. Since most of the Adviser' transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

AGGREGATED TRADES

The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser clients do not compete with one another trading in the market. Directed brokerage trades in a

             Selected Funds Statement of Additional Information 25 particular security are typically executed separately from, and possibly after, the Adviser' other client trades.

In general, all the Adviser clients (excluding clients who are directing brokerage) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order. When that order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser' reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

RESEARCH PAID FOR WITH COMMISSIONS, "SOFT DOLLARS"

Section 28(e) of the Securities Exchange Act of 1934 provides that, in selecting brokers, the Adviser may consider selecting those brokers that assist The Adviser in fulfilling its investment management responsibilities. However, in order to avoid even the appearance of a conflict of interest, especially an incentive to engage in unnecessary trading, the Adviser does NOT use client commission, "soft dollars", to pay for (i) computer hardware or software, or other electronic communications facilities; (2) publications, both paper based or electronic that are available to the general public; and (3) third-party research services. If the Adviser determines to purchase such services, it pays for them using "hard dollars" from its own resources.

Our portfolio manager may take into account the intellectual resources, as well as the execution capacity, of a brokerage firm in determining how to allocate trades. Thus, transactions may be directed to a brokerage firm which provides
(i) important information concerning a company, (ii) introductions to key company officers, and (iii) other value added intellectual services. The Adviser may pay a commission which is higher than the lowest available rate in recognition for these services.

EXCEPTIONS

There are occasions when the Adviser varies the trading procedures and considerations described above. the Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Portfolio Turnover. Because of the Funds' investment strategies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Funds anticipate that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.

             Selected Funds Statement of Additional Information 26

When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Portfolio Commissions
---------------------

The Funds paid the following brokerage commissions:

XXTHIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                                                                 Fiscal year ended December 31,
                                                          2003               2002              2001
                                              ------------------------------------------------------
SELECTED AMERICAN SHARES
------------------------
Brokerage Commissions Paid                                 $xx         $2,713,146        $3,967,609
Amount Paid to Brokers Providing Portfolio                 Xx%                36%               23%
Research
Amount Paid to Brokers Providing                           Xx%                Xx%               Xx%
Services to the Funds.

SELECTED SPECIAL SHARES
-----------------------
Brokerage Commissions Paid                                 $xx           $134,355          $210,909
Amount Paid to Brokers Providing Portfolio                  2%       less than 1%               72%
Research
Amount Paid to Brokers Providing                           Xx%                Xx%               Xx%
Services to the Funds.

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 2003, Shelby Cullom Davis & Co. did not execute any portfolio transactions on behalf of the Funds.

Investments in Certain Broker-Dealers. As of December 31, 2003, the Funds owned the following securities (excluding repurchase agreements) issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2003:

FUND                                                   $ VALUE
----                                                   -------
SELECTED AMERICAN SHARES
     Morgan Stanley Dean Witter & Co.                    $xx


                             INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectus and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented; or
(ii) more than 50% of the eligible votes.

             Selected Funds Statement of Additional Information 27

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may reclassify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

             Selected Funds Statement of Additional Information 28

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund still is subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

(8) INVESTMENT OBJECTIVES. Selected American Shares investment objective is to achieve both capital growth and income. Selected Special Shares' investment objective is capital growth. Selected Daily Government Fund's investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds each have adopted the following non-fundamental policies that may be changed without shareholder approval:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. Selected Daily Government Fund may not purchase illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities.

2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

             Selected Funds Statement of Additional Information 29

3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

5. Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

1. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

6. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

7. Name Policy (All Funds Except Selected Special Shares). Under normal circumstances Selected American Shares will invest at least 80% of net assets plus any borrowing for investment purposes in securities issued by American companies. Selected American Shares will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause the Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. The Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Under normal circumstances Selected Daily Government Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund also owns other assets that are not investments, such as cash and receivables.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Selected American Shares and Selected Daily Government Fund will provide the Fund's shareholders with at least 60 days' prior notice before changing their Name Policy such that they would invest, under normal circumstances less than 80% of their net assets plus any borrowing for investment purposes in American companies or U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities, respectively.

SECTION II: KEY PERSONS
-----------------------

                            ORGANIZATION OF THE FUNDS

THE FUNDS. Each Selected Fund is an open-end, diversified management investment company registered under the 1940 Act. Selected American Shares, Inc., organized in 1933, and Selected Special Shares, Inc., organized in 1939, are Maryland corporations which issue common stock.. Selected Daily Government Fund is a series of Selected Capital Preservation Trust. The Trust was organized as a business trust under the laws of Ohio in 1987 and issues shares of beneficial interest. Each of these legal entities are series investment companies which may issue multiple series, each of which would represent an interest in its separate portfolio. The Board of Directors may increase the number of Selected Funds in the future and may, at any time, discontinue offering shares of any Fund to the public.

             Selected Funds Statement of Additional Information 30

FUND SHARES. Each Fund may issue shares in different classes. The Fund's shares currently are divided into two classes of shares: S and D. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represent an interest in the assets of the series issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (ii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iii) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class S shares than for Class D shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with applicable law (Maryland law for Selected American Shares and Selected Special Shares, Ohio law for Selected Capital Preservation Trust) and the Funds' bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called for Selected American Shares or Selected Special Shares on the written request of shareholders of at least 25% of the outstanding vote that could be cast at the meeting. Special shareholder meetings may be called for Selected Capital Preservation Trust on the written request of shareholders of at least 10% of the outstanding vote that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting, in accordance with State law and SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers holds identical offices with each of the Selected Funds (three registrants, a total of three separate series): Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (offering Selected Daily Government Fund). As indicated below, certain directors and officers also may hold similar positions with Davis New York Venture Fund, Inc. Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), mutual funds that are managed by the Adviser:.

The Board of Directors supervises the business and management of the Selected Funds. The Board approves all significant agreements between the Selected Funds and those companies that furnish services to the Selected Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706. Each Director serves until retirement, resignation, death or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.


             Selected Funds Statement of Additional Information 31

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

WILLIAM P. BARR                 Director       director       Executive Vice President and            3
(5/23/50)                                      since 1994     General Counsel, Verizon
                                                              (formerly GTE Corporation
                                                              before it merged with Bell
                                                              Atlantic) since July 1994;
                                                              Attorney General of the
                                                              United States from August
                                                              1991 to January 1993; Deputy
                                                              Attorney General from May
                                                              1990 to August 1991;
                                                              Assistant Attorney General
                                                              from April 1989 to May 1990;
                                                              Partner with the law firm of
                                                              Shaw, Pittman, Potts &
                                                              Trowbridge from 1984 to April
                                                              1989 and January 1993 to
                                                              August 1994

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

FLOYD A. BROWN                  Director       director       Retired staff announcer and             3
(11/5/30)                                      since 1975     program host for WGN Radio
                                                              and Television, Chicago,
                                                              Illinois; sole proprietor of
                                                              the The Floyd Brown Co.,
                                                              Elgin, Illinois (advertising,
                                                              media production and mass
                                                              media marketing)

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

JEROME E. HASS                  Director       director       Professor of Finance and                3
(6/1/40)                                       since 1997     Business Strategy, Johnson
                                                              Graduate School of
                                                              Management, Cornell
                                                              University; Consultant,
                                                              National Economic Research
                                                              Associates; former Chief of
                                                              Division of Economic Research
                                                              of the Federal Power
                                                              Commission and Special
                                                              Assistant to James R.
                                                              Schlesinger at the Executive
                                                              Office of the President of
                                                              the United States.

OTHER DIRECTORSHIPS: None


             Selected Funds Statement of Additional Information 32

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
KATHERINE L. MACWILLIAMS        Director       director       Vice President, International           3
(1/19/56)                                      since 1997     Finance, Coors Brewing
                                                              Company; former Treasurer,
                                                              Coors Brewing Company and
                                                              Adolph Coors Company; former
                                                              Vice President of Capital
                                                              Markets for UBS Securities in
                                                              New York; former member of
                                                              the Board of International
                                                              Swaps and Derivatives
                                                              Association, Inc.

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

JAMES J. MCMONAGLE              Director/      director       Chairman of the Selected                3
(10/1/44)                       Chairman       since 1990     Funds Board of Directors; Of
                                                              Counsel to Vorys, Sater,
                                                              Seymour and Pease LLP (law
                                                              firm); Formerly Senior Vice
                                                              President and General Counsel
                                                              of University Hospitals
                                                              Health System, Inc. and
                                                              University Hospitals of
                                                              Cleveland from 1990 to 2002;
                                                              Judge of the Court of Common
                                                              Pleas, Cuyahoga County, Ohio,
                                                              from 1976 to 1990

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

RICHARD O'BRIEN                 Director       director       Retired Corporate Economist             3
(9/12/45)                                      since 1996     for Hewlett-Packard Company;
                                                              former Chairman of the
                                                              Economic Advisory Council of
                                                              the California Chamber of
                                                              Commerce

OTHER DIRECTORSHIPS: Director and past President, Silicon Valley Roundtable; former Director, National
Association of Business Economists
-----------------------------------------------------------------------------------------------------------------



              Selected Funds Statement of Additional Information 33

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
MARSHA WILLIAMS                 Director       director       Chief Financial Officer of              14
(3/28/51)                                      since 1996     Equity Office Properties
                                                              Trust (a real estate
                                                              investment trust); former
                                                              Chief Administrative Officer
                                                              of Crate & Barrel (home
                                                              furnishings retailer); former
                                                              Vice President and Treasurer,
                                                              Amoco Corporation (oil & gas
                                                              company)

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 11 portfolios); Director, Modine Manufacturing,
Inc (heat transfer technology).; Director, Chicago Bridge & Iron Company, N.V (industrial construction and engineering).

INSIDE DIRECTORS:*

ANDREW A. DAVIS                 Director       director       President or Vice President             14
(6/25/63)                                      since 1998     of each Selected Fund and
                                                              Davis Fund; President, Davis
                                                              Selected Advisers, L.P., and
                                                              also serves as an executive
                                                              officer in certain companies
                                                              affiliated with the Adviser

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 11 portfolios)

-----------------------------------------------------------------------------------------------------------------

CHRISTOPHER C. DAVIS            Director       director       Chief Executive Officer,                14
(7/13/65)                                      since 1998     President or Vice President
                                                              of each Selected Fund and
                                                              Davis Fund; Chairman and
                                                              Chief Executive Officer,
                                                              Davis Selected Advisers,
                                                              L.P., and also serves as an
                                                              executive officer in certain
                                                              companies affiliated with the
                                                              Adviser, including sole
                                                              member of the Adviser's
                                                              general partner, Davis
                                                              Investments, LLC; Employee of
                                                              Shelby Cullom Davis & Co., a
                                                              registered broker/dealer.

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 12 portfolios)
-------------------------------------------------------------------------------------------

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

             Selected Funds Statement of Additional Information 34

                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2003, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:

XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                               AGGREGATE COMPENSATION      TOTAL COMPLEX
           NAME                FROM SELECTED FUNDS(1)     COMPENSATION(2)
           ----                ----------------------     ---------------

     William P. Barr                  $37,500                $37,500
     Floyd A Brown                    $41,000                $41,000
     Jerome E. Hass                   $36,500                $36,500
     Katherine L. MacWilliams         $41,000                $41,000
     James J. McMonagle               $80,000                $80,000
     Richard C. O'Brien               $41,000                $41,000
     Marsha Williams                  $40,000                $99,300

(1) "Aggregate Fund compensation" is the aggregate compensation paid for service as a director by each of the Selected Funds, i.e., Selected American Shares, Selected Special Shares, and Selected Daily Government Fund. Aggregate compensation for 2003 also includes payments for Selected U.S. Government Income Fund which was liquidated on March 16, 2004.

(2) "Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

                                    OFFICERS

All Selected Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), Venture Advisers, Inc. (a company holding some of the Adviser's limited partnership units) and Davis Partners I, LLC (general partner of an unregistered hedge fund). The Selected Funds do not pay salaries to any of their officers. Each of the Selected Funds' officers serves for one year and until his or her successor is chosen and qualifies.

CHRISTOPHER C. DAVIS (BORN 7/13/65, SELECTED FUNDS OFFICER SINCE 1998). See description in the section on Inside Directors.

ANDREW A. DAVIS (BORN 6/25/63, SELECTED FUNDS OFFICER SINCE 1998). See description in the section on Inside Directors.

KENNETH C. EICH (BORN 8/14/53, SELECTED FUNDS OFFICER SINCE 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser; Director of ICI Mutual (an insurance company); Member, Board of Governors - Investment Company Institute.

SHARRA L. REED (BORN 9/25/66, SELECTED FUNDS OFFICER SINCE 1998). Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Vice President Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

             Selected Funds Statement of Additional Information 35

THOMAS D. TAYS (BORN 3/7/57, SELECTED FUNDS OFFICER SINCE 1998). Vice President and Secretary of each of the Davis Funds (consisting of 11 portfolios) and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (BORN 9/24/53, SELECTED FUNDS OFFICER SINCE 1991). Assistant Secretary of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

                 STANDING COMMITTEES OF THE BOARD OF DIRECTORS

EXECUTIVE COMMITTEE. The Selected Funds have an Executive Committee, which is comprised entirely of Independent Directors (James McMonagle, Chair, Floyd Brown and Marsha Williams). The Executive Committee may exercise all of the authority of the Board of Directors in management of the Selected Funds, subject to limitations imposed by the 1940 Act. The Executive Committee meets as often as deemed appropriate by the Executive Committee. The Executive Committee did not meet during calendar year 2003.

FIDUCIARY AND AUDIT COMMITTEE. The Selected Funds have a Fiduciary and Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chairperson; William Barr, Jerome Hass, James McMonagle and Marsha Williams). The Fiduciary and Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Fiduciary and Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Fiduciary and Audit Committee meets as often as deemed appropriate by the Committee. The Fiduciary and Audit Committee met four times during calendar year 2003.

NOMINATING COMMITTEE. The Selected Funds have a Nominating Committee, which is comprised entirely of Independent Directors (William Barr, Chair; and James McMonagle), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee did not meet during calendar year 2003. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Selected Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

PORTFOLIO PERFORMANCE AND REVIEW COMMITTEE. The Selected Funds have a Portfolio Performance and Review Committee (Richard O'Brien, Chair; Andrew Davis, Christopher Davis, Jerome Hass and James McMonagle). The Portfolio Performance and Review Committee reviews the Selected Fund's investment performance, and investment strategies, both on an absolute basis and relative to each Fund's peer group. The Portfolio Performance and Review Committee meets as often as deemed appropriate by the Committee. The Portfolio Performance and Review Committee met four times during calendar year 2003.

MARKETING COMMITTEE. The Selected Funds have a Marketing Committee, which is comprised entirely of Independent Directors (Floyd Brown, Chair, Katherine MacWilliams, and James McMonagle). The Marketing Committee reviews the Selected Fund's Marketing program, including marketing communications, public relations, advertising, telemarketing and attendance at conferences. The Marketing Committee meets as often as deemed appropriate by the Marketing Committee. The Marketing Committee met four times during calendar year 2003.

AMORTIZED COST PROCEDURES COMMITTEE. The Selected Funds have an Amortized Cost Procedures Committee (James McMonagle, Chair, Andrew Davis, and Christopher Davis). The Amortized Cost Procedures Committee reviews the Selected Fund's procedures under Rule 2a-7 of the 1940 Act that are designed to ensure that money market funds maintain a net asset value of $1.00 per share. The Amortized Cost Procedures Committee meets as often as deemed appropriate by the Committee. The Amortized Cost Procedures Committee met once during calendar year 2003.

             Selected Funds Statement of Additional Information 36

PRICING COMMITTEE. The Selected Funds have a Pricing Committee (James McMonagle, Chair, Kenneth Eich, and Sharra Reed) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 25 times during calendar year 2003. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.



             Selected Funds Statement of Additional Information 37

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2003, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                            SELECTED AMERICAN     SELECTED SPECIAL     SELECTED DAILY     TOTAL INVESTED IN
                                       SHARES               SHARES   GOVERNMENT  FUND            ALL FUNDS*
WILLIAM BARR                  $50,001-100,000                 None               None      $50,001 $100,000
FLOYD BROWN                     over $100,000      $50,001-100,000          $1-10,000         over $100,000
JEROME HASS                     over $100,000       $10,001-50,000               None         over $100,000
KATHERINE MACWILLIAMS         $50,001-100,000                 None               None      $50,001 $100,000
JAMES MCMONAGLE                 over $100,000            $1-10,000               None         over $100,000
RICHARD O'BRIEN                 over $100,000            $1-10,000               None         over $100,000
MARSHA WILLIAMS                 over $100,000      $50,001-100,000     $10,001-50,000         over $100,000
ANDREW DAVIS                   $10,001-50,000            $1-10,000               None         over $100,000
CHRISTOPHER DAVIS               over $100,000                 None               None         over $100,000

* Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Selected Funds for all directors and also includes the Davis Funds for Andrew Davis, Christopher Davis and Marsha Williams.

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Selected Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered Inside Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, any mutual fund managed by the Adviser or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent Director (or their immediate family members) served as an officer.

              Selected Funds Statement of Additional Information 38

                        CERTAIN SHAREHOLDERS OF THE FUNDS

XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE
As of February 28, 2004, officers and directors owned the following percentages of each of the Funds:

                                                     Percentage of
                                              Outstanding Shares Owned
                                              ------------------------
                                              Class S             Class D
                                              -------             -------
     Selected American Shares                    *                   *
     Selected Special Shares                     *                   *
     Selected Daily Government Fund              *                   *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Funds.

The following table sets forth as of February 28, 2004, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns more than 25% of the Funds' total outstanding shares. Selected Funds:

XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                                                                                        PERCENT OF SHARES
NAME OF FUND                                NAME AND ADDRESS                               OUTSTANDING
------------                                ----------------                                 -------
SELECTED AMERICAN SHARES                    Charles Schwab and Co. Inc.
CLASS S SHARES                              101 Montgomery St.                                24.90%
                                            San Francisco, CA 94014-4122

                                            FBSICO
                                            National Financial Service
                                            200 Liberty St., Fifth Floor                      21.76%
                                            New York, NY 10281-5500

                                            Shelby Cullom Davis & Co.
                                            Investment No. 3
                                            609 Fifth Avenue, 11th Floor                      19.86%
                                            New York, NY 10017-1021

SELECTED SPECIAL SHARES                     Shelby Cullom Davis & Co.
CLASS S SHARES                              Investment No. 3
                                            609 Fifth Avenue, 11th Floor                       9.74%
                                            New York, NY 10017-1021

                                            Charles Schwab and Co. Inc.
                                            101 Montgomery St.                                 9.45%
                                            San Francisco, CA 94014-4122

SELECTED DAILY GOVERNMENT FUND              Shelby Cullom Davis & Co.
CLASS S SHARES                              Investment No. 3
                                            609 Fifth Avenue, 11th Floor                      78.85%
                                            New York, NY 10017-1021


As of May 1, 2004 the Adviser or its affiliates owned 100% of the outstanding Class D shares in each of the Selected Funds.

              Selected Funds Statement of Additional Information 39

                          INVESTMENT ADVISORY SERVICES

DAVIS SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC. Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, a hedge fund, and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser") a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS-NY, INC. Pursuant to Advisory Agreements, each Selected Fund pays the Adviser a fee according to the following fee schedule.

Selected American Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $2 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion.

Selected Special Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.70% on the first $50 million; 0.675% on the next $100 million; 0.65% of the next $100 million, and 0.60% on amounts over $250 million.

Selected Daily Government Fund pays the Adviser a flat fee at an annual rate of 0.30% of average net assets.

The aggregate advisory fees paid by each of the Selected Funds to the Adviser were:
XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2003              2002           2001
                                                    ----              -----          ----
Selected American Shares                                 $xx      $27,266,379     $31,178,130
Selected Special Shares                                   xx          463,622         559,687
Selected Daily Government Fund                            xx          339,547         348,341

The Adviser agreed to temporarily reduce the advisory fee for Selected Special Shares from June 1, 2001 through December 31, 2002. The reduction in advisory fee amounted to $29,208.

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

              Selected Funds Statement of Additional Information 40

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds pay or reimburse the Adviser for providing certain shareholder services.

Such payments or reimbursements are detailed as follows:
XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2003              2002              2001
                                                    ----              -----             ----
Selected American Shares                             $xx            $194,432         $160,155
Selected Special Shares                               xx              12,203           10,148
Selected Daily Government Fund                        xx               4,408            3,551

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is scheduled to meet four times a year. The directors, including the Independent Directors, believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors.

In April 2004 the directors, including a majority of the Independent Directors, approved the continuation of existing advisory and sub-advisory agreements for each of the Selected Funds without any material changes. After reviewing all of the data and information presented to them, the directors, including a majority of the Independent Directors, agreed that the renewal of the advisory and sub-advisory agreements was in the best interests of the shareholders. In considering the advisory and sub-advisory agreements, the Board of Directors did not identify any single factor as all-important or controlling.

In preparation for this review the Independent Directors submitted a set of questions to the Adviser and Sub-Adviser specifically relating to renewal of the agreements. In April 2004 the Independent Directors met with representatives of the Adviser and Sub-Adviser, and with counsel for the Independent Directors, and reviewed the answers, and supporting exhibits. The materials reviewed included:
(i) information on the investment performance of the each Fund, a peer group of funds and an appropriate index; (ii) sales and redemptions of each Fund; (iii) information concerning the expenses of each Fund compared against a peer group of funds; and (iv) the Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Selected Fund's shares; (ii) the allocation of Selected Funds' brokerage, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; (iii) the Adviser's management of the relationships with the Selected Funds' third party providers, including custodian and transfer agents;
(iv) the resources devoted to and the record of compliance with the Selected Funds' investment policies and restrictions and with policies on personal securities transactions; and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Selected Funds. While the Selected Funds may have many similarities to these other funds, the investment

              Selected Funds Statement of Additional Information 41 performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Sub-Adviser, Distributor and the Selected Funds have adopted Codes of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Selected Funds. Such employees may invest in securities, including securities that may be purchased or held by the Selected Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

                           DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Selected Funds' Class S shares use distribution plans to pay asset-based sales charges or distribution and/or services fees of 0.25% of average daily net assets in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Class S assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.

The Distribution Plans were approved by the Board of Directors of each Selected Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

Class D shares have not adopted distribution plans.

To the extent that any investment advisory fees paid by a Fund may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The sources for these payments include the distribution fees paid by Class S shares and the Distributor or Adviser may also use their own resources.

             Selected Funds Statement of Additional Information 42

As Selected Funds are sold without imposing front- or back-end sales charges, the Distributor does not collect sales charges on the sale of Fund shares.

The Distributor received the following amounts as compensation under the Distribution Plans:
XX THIS TABLE TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2003              2002              2001
                                                    ----              -----             ----
Selected American Shares*                               $xx      $12,185,899        $14,052,283
Selected Special Shares*                                 xx          167,082            202,662
Selected Daily Government Fund*                          xx          282,956            290,285

* All amounts are for Class S shares, Class D shares have not adopted distribution plans.

OTHER PAYMENTS TO BROKERS, DEALERS OR OTHER FINANCIAL INSTITUTIONS. The Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Funds) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Adviser may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Adviser may increase or decrease the amount of payments they make from their own resources to plan recipients.

In 2003 the Adviser and Distributor made payments to the following firms. These firms may provide the Selected Funds enhanced sales and marketing support and financial advisers employed by the firms may recommend the Selected Funds rather than other funds: Charles Schwab & Co., Inc., Fidelity Brokerage Services, Inc., Putnam Fiduciary Trust Company

TRAINING AND EDUCATION. Davis Distributors, LLC may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to Davis Distributors, LLC's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Selected Funds for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of financial intermediaries. In addition, Davis Distributors, LLC may share expenses with financial intermediaries that distribute the Funds' shares for costs incurred in hosting client seminars where the Fund is discussed.

RECORDKEEPING FEES. Certain financial institutions have chosen to maintain omnibus accounts with the Selected Funds. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping services.

FUND SUPERMARKETS. The Funds' Class S shares participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders. Class D shares are not available in Fund Supermarkets.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all

             Selected Funds Statement of Additional Information 43 customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees that the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgment of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

                       OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), P.O Box 8406, Boston, MA 02266-8406, serves as custodian of each Selected Fund's assets. The Custodian maintains all of the instruments representing the Selected Fund's investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Selected Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2700, Denver, CO 80202, serves as independent auditors for each of the Selected Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. Seyfarth Shaw LLP, 55 E. Monroe St., Suite 4200, Chicago, IL 60603-5803, serves as counsel to the Selected Funds and also serves as counsel for the Independent Directors.

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------

                   SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Selected Funds offer both Class S and D shares. The prospectus provides full directions on how to select the appropriate Class of shares.

                             HOW TO PURCHASE SHARES

The prospectus provides full directions on how to purchase shares.

                                SPECIAL SERVICES

The prospectus describes a number of special services offered by the Selected Funds. This Statement of Additional Information supplements that discussion.

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Selected Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs; and non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Selected Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges the participant an annual maintenance fee of $15 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time. The maintenance fee will be waived for accounts sharing the same Social

             Selected Funds Statement of Additional Information 44

Security Number if the accounts total at least $50,000 in cumulative assets (including taxable accounts). If an IRA account is closed, a $15 fee will be assessed.

IN-KIND PURCHASES. Shares of the Selected Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a fund are described in the fund's Prospectus. In addition, shares of the Selected Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the fund: (i) meet the investment objective, strategy and policies of the fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the fund to own given the fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such in-kind purchase, the following conditions will apply:

(1) The securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;

(2) The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3) The transaction involves a net purchase of $1 million or more in fund shares.

Selected Funds believe that this ability to purchase shares of a fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Selected Fund. The fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

                               EXCHANGE OF SHARES

The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Selected Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.


             Selected Funds Statement of Additional Information 45

                              REDEMPTION OF SHARES

The prospectus describes redemption procedures. This Statement of Additional Information supplements that discussion.

In the past the Selected Funds issued share certificates, and some still are outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. You may redeem shares on any business day. Redemption proceeds may be withheld until sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashiers checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

SELECTED DAILY GOVERNMENT FUND CHECK WRITING Privilege. A shareholder may issue a "Stop Payment" on any draft by calling State Street Bank and Trust at
(617)985-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Selected Daily Government Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

SECTION IV: GENERAL INFORMATION
-------------------------------

                        DETERMINING THE PRICE OF SHARES

The prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.

              Selected Funds Statement of Additional Information 46

NET ASSET VALUE. The price per share for purchases or redemptions made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4 p.m. Eastern Standard Time; and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Selected Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Funds do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                           DIVIDENDS AND DISTRIBUTIONS

The prospectus describes the Funds' dividend and distribution policies. This Statement of Additional Information supplements that discussion.

RETURNED CHECK POLICY. For the protection of the shareholder, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

SELECTED AMERICAN SHARES. Income dividends normally are paid quarterly. Distributions from any net realized capital gains are usually made annually.

SELECTED SPECIAL SHARES. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

SELECTED DAILY GOVERNMENT FUND. Dividends from net income are usually declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

The prospectus provides an introduction to federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to

             Selected Funds Statement of Additional Information 47 state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Selected Funds.

Each of the Selected Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Selected Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

XX ALL PERFORMANCE TABLES TO BE UPDATED PRIOR TO BEING DECLARED EFFECTIVE

From time to time, the Funds may advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS (REFLECTING THE EFFECTS OF FEDERAL INCOME TAX) The Fund may advertise its investment performance on an after-tax basis.


SELECTED AMERICAN SHARES CLASS S SHARES:
-----------------------------------------------------------------------------------------------------------
for the periods ended December 31, 2002          PAST 1           PAST 5         PAST 10      PERIOD FROM
                                                  YEAR            YEARS           YEARS         05/01/93*
------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                              (17.06)%         2.42%           11.03%         11.74%
------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (17.30)%         1.51%           9.07%           9.70%
------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (10.47)%         1.89%           8.53%           9.12%
AND SALE OF FUND SHARES
------------------------------------------------------------------------------------------------------------

*Period from 05/01/93 (when the Adviser assumed management).

CLASS D SHARES WERE INITIALLY OFFERED TO THE PUBLIC ON MAY 1, 2004 AND DO NOT YET HAVE A PERFORMANCE RECORD.

SELECTED SPECIAL SHARES:
-----------------------------------------------------------------------------------------------------------
for the periods ended December 31, 2002          PAST 1           PAST 5         PAST 10      PERIOD FROM
                                                  YEAR            YEARS           YEARS         05/01/93*
------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                              (17.62)%         0.29%           7.63%           8.20%
------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (17.69)%        (1.38)%          5.24%           5.71%
------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (10.74)%         0.54%           5.82%           6.29%
AND SALE OF FUND SHARES
------------------------------------------------------------------------------------------------------------

*Period from 05/01/93 (when the Adviser assumed management).
CLASS D SHARES WERE INITIALLY OFFERED TO THE PUBLIC ON MAY 1, 2004 AND DO NOT YET HAVE A PERFORMANCE RECORD.

NOTES FOR CALCULATING RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

             Selected Funds Statement of Additional Information 48

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

"Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                    P(1+T)[n] = ERV

          Where:    P =  hypothetical initial payment of $1,000

                    T =  average annual total return

                    n =  number of years

                    ERV = ending redeemable value at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; (ii) assumes a hypothetical initial $1,000 investment; and (iii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After-Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)[n] = ATV(D)

          Where:    P =  hypothetical initial payment of $1,000

                    T = average annual total return (after taxes on distributions)

                    n =  number of years

                    ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After -Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale

              Selected Funds Statement of Additional Information 49 of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)[n] = ATV(DR)

          Where:    P =  hypothetical initial payment of $1,000

                    T = average annual total return (after taxes on distributions and sale of Fund shares)

                    n =  number of years

                    ATV(DR) =  ending redeemable value, after taxes on fund
                               distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

OTHER PERFORMANCE MEASURES

"Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) for Class S shares of Selected American Shares for the period ended December 31, 2003, was xx. Class D share were originally offered to the public on May 1, 2004.

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                    30-Day SEC Yield  = 2  [(a - b + 1) 6 - 1]
                                             -----
                                               cd

          Where:    a =  dividends and interest earned during the period.

                    b =  expenses accrued for the period.

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

FThe Funds' 30-Day SEC Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

              Selected Funds Statement of Additional Information 50

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Selected Daily Government Fund for the seven-day period ended December 31, 2002, were 0.81% and 0.82%, respectively.

Yield quotations are calculated in accordance with the following formulas:


          Current Yield = [(C-D) - BV] x (365/7)


          Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

          C = Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).

          D = Deductions charged to hypothetical account.

          BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.

Selected Daily Government Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its Classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed, and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

             Selected Funds Statement of Additional Information 51

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds' Classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Selected Fund's Class of shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Selected Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Selected Funds, other than performance rankings of the Selected Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Selected Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                   APPENDIX A:
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

              Selected Funds Statement of Additional Information 52

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

              Selected Funds Statement of Additional Information 53

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

APPENDIX B


                           DAVIS SELECTED ADVISERS, LP
                               ("DAVIS ADVISORS")
                      PROXY VOTING PROCEDURES AND POLICIES

                          AMENDED AS OF AUGUST 6, 2003


              Selected Funds Statement of Additional Information 54

TABLE OF CONTENTS
-----------------

I.       Introduction
II.      Principals
III.     Fiduciary Duties of Care and Loyalty
IV.      General Proxy Voting Policies
V.       Ensuring Proxies are Voted
VI.      Identifying and Resolving Potential Conflicts of Interest
VII.     Proxy Oversight Group
VIII.    Shareholder Activism
IX. Obtaining Copies of Davis Advisors' Proxy Voting Procedures and Policies and/or How Proxies Were Voted
X.       Summary of Proxy Voting Procedures and Policies
XI.      Records
XII.     Amendments Exhibit A, "General Proxy Voting Policies"



              Selected Funds Statement of Additional Information 55

I. INTRODUCTION
---------------

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. PRINCIPLES
--------------

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally abstain from voting on proposals that seek to place restrictions on management in order to promote social or environmental agendas.

Please see Davis Advisors' General Proxy Voting Policies for more details ("Exhibit A").

III. FIDUCIARY DUTIES OF CARE AND LOYALTY
-----------------------------------------

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of "care" and "loyalty":

     (1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

     (2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to Davis Advisors' own interests.

              Selected Funds Statement of Additional Information 56

IV. GENERAL VOTING POLICIES
---------------------------

ATTACHED TO THESE PROXY VOTING PROCEDURES AND POLICIES IS EXHIBIT A, "GENERAL PROXY VOTING POLICIES," THAT DESCRIBES DAVIS ADVISORS' PRE-DETERMINED PROXY VOTING POLICIES. DAVIS ADVISORS MAY, HOWEVER, DEVIATE FROM ITS GENERAL PROXY VOTING POLICES IN ORDER TO ACCOMPLISH A SPECIFIC OBJECTIVE. ALL DEVIATIONS FROM THE GENERAL PROXY VOTING POLICES SHALL BE DOCUMENTED.

V. ENSURING PROXIES ARE VOTED
-----------------------------

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Procedures and Policies shall not apply to that client's account. The scope of Davis Advisors' responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors' contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Record of Voting The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies."

VI. IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST
-------------------------------------------------------------

Potential Conflicts of Interest A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors will consider:

     (1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

     (2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. If (i) Davis Advisors' clients control less than 2 1/2% of the voting company's eligible vote; and (ii) less than 2 1/2% of Davis Advisors' assets under management are controlled by the voting company, then the conflict of interest is presumed to be immaterial. Materiality will be judged by

              Selected Funds Statement of Additional Information 57 facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Identifying Potential Conflicts of Interest
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest
The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential




              Selected Funds Statement of Additional Information 58 conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A, "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3) Davis Advisors may obtain guidance from an independent third party;

     (4) The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. PROXY OVERSIGHT GROUP
--------------------------

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting procedures and policies; and

     (2) Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors':

     (1) Proxy Analyst;

     (2) Chief Compliance Officer; and

     (3) Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. SHAREHOLDER ACTIVISM
--------------------------

Davis Advisors' fiduciary duties to its clients do not necessarily require Davis Advisors to become a "shareholder activist." As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors' clients.


              Selected Funds Statement of Additional Information 59

IX. OBTAINING COPIES OF DAVIS ADVISORS' PROXY VOTING PROCEDURES AND POLICIES
----------------------------------------------------------------------------
AND/OR HOW PROXIES WERE VOTED
-----------------------------

Davis Advisors' clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies and/or a record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

After August 2004, information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds' website (http://www.davisfunds.com and http://www.selectedfunds.com) and also on the SEC's website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X. SUMMARY OF PROXY VOTING PROCEDURES AND POLICIES
--------------------------------------------------

Davis Advisors shall maintain a summary of its Proxy Voting Procedures and Policies which also describes how a client may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies. This summary shall be included in Davis Advisors' Form ADV Part II, which is delivered to all new clients.

XI. RECORDS
-----------

Davis Advisors' Chief Compliance Officer shall retain for the legally required periods the following records:

     (a) Copies of Davis Advisors' Proxy Voting Procedures and Policies and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes Davis Advisors cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and Davis Advisors' response; and

     (e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. AMENDMENTS
---------------
Davis Advisors' Proxy Oversight Group may amend these Proxy Procedures and Policies from time to time. Clients shall be notified of material changes.



              Selected Funds Statement of Additional Information 60

                                    EXHIBIT A
                          DAVIS SELECTED ADVISERS, L.P.
                          GENERAL PROXY VOTING POLICIES

                           AS AMENDED: AUGUST 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principles for voting proxies on behalf of its clients. While these principles shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.


     I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     o We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     o We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     o We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     o We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     o We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     o We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

     o   long-term corporate performance

     o   nominee's investment in the company

     o corporate governance provisions and takeover activity (discussed in Sections III and IV)

     o   director compensation

              Selected Funds Statement of Additional Information 61

     o   number of other board seats held by nominee

     o   interlocking directorships

     o   nominee's attendance at meetings (past two years)

     o   relevant business experience

     o   ethical track record

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

     II. EXECUTIVE COMPENSATION

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

         o     Performance below that of the S&P 500.

         o     Performance below a pre-selected group of competitors.

         o     Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have developed guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     o We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     o We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     o We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     o We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

              Selected Funds Statement of Additional Information 62

     o We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     o We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.


                           III. TENDER OFFER DEFENSES

A. Poison Pills

We will generally vote AGAINST management proposals to ratify a poison pill.

We will generally vote FOR shareholder proposals to redeem a poison pill.

B. FAIR PRICE PROVISIONS

We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We will generally vote AGAINST dual class exchange offers.

We will generally vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


              Selected Funds Statement of Additional Information 63

H. WHITE SQUIRE PLACEMENTS

We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.




              Selected Funds Statement of Additional Information 64

IV. Proxy Contests
------------------

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry

     o   management's track record

     o   background to the proxy contest

     o   qualifications of director nominees (both slates)

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     o   stock ownership positions

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


V. Proxy Contest Defenses
-------------------------

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We will generally vote AGAINST proposals to classify the board.

We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

              Selected Funds Statement of Additional Information 65

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We will generally vote FOR proposals that seek to fix the size of the board.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


VI. Auditors

A. RATIFYING AUDITORS

We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

     o   Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

WE VOTE case-by-case ON SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT OR LIMIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES.

We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits).


                    VII. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

              Selected Funds Statement of Additional Information 66

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

D. Shareholder Advisory Committees

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E. STOCK OWNERSHIP REQUIREMENTS

We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


              Selected Funds Statement of Additional Information 67

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS
-----------------------------------------

We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


              Selected Funds Statement of Additional Information 68

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-RELATED COMPENSATION PROPOSALS

o    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

o    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

P. GOLDEN AND TIN PARACHUTES

We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Q. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(K) EMPLOYEE BENEFIT PLANS

We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

S. STOCK PLANS IN LIEU OF CASH

              Selected Funds Statement of Additional Information 69

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

T. DIRECTOR RETIREMENT PLANS

We will generally vote against retirement plans for non-employee directors.

We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.




              Selected Funds Statement of Additional Information 70

VIII. State of Incorporation
----------------------------

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     o   anticipated financial and operating benefits

     o   offer price (cost vs. premium)

     o   prospects of the combined companies

     o   how the deal was negotiated

     o   changes in corporate governance and their impact on shareholder rights

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We will generally vote FOR changing the corporate name.


                       X. SOCIAL AND ENVIRONMENTAL ISSUES

              Selected Funds Statement of Additional Information 71

In general, we ABSTAIN from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                              XI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.


              Selected Funds Statement of Additional Information 72

C. BLANK CHECK PREFERRED AUTHORIZATION

We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We will generally vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

     o Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     o Change in Control - Will the transaction result in a change in control of the company?

     o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

              Selected Funds Statement of Additional Information 73

H. SHARE REPURCHASE PROGRAMS

We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders.

     o It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN
---------------------------------------

We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK
------------------

We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization
-------------------

We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS
-----------------------

We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

              Selected Funds Statement of Additional Information 74

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

N. Stock Distributions: Splits and Dividends

We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.






             Selected Funds Statement of Additional Information 75

                                    FORM N-1A

                                      JOINT
                               PART C OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 87 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 35 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51


                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 60 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-27514
                                       AND
            AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1550


                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 29 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 31 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                                     PART C

                                OTHER INFORMATION
                                -----------------

SELECTED AMERICAN SHARES ("SAS")
SELECTED SPECIAL SHARES ("SSS")
SELECTED CAPITAL PRESERVATION TRUST ("SCPT")


Item 23. Exhibits:
         --------

          (a)(1) Articles of Incorporation (SAS), dated February 2, 1976. Incorporated by reference to Exhibit 23(a)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(2) Articles of Incorporation (SSS), dated February 2, 1976. Incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (a)(3) Amended Declaration of Trust (SCPT), dated November 17, 1987. Incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

          (a)(4) Articles Supplementary to Articles of Incorporation (SAS), increasing shares, dated July 6, 1998. Incorporated by reference to Exhibit 23(a)(4) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(5) Articles of Amendment of Articles of Incorporation (SAS), redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(5) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(6) Articles of Amendment of Articles of Incorporation (SAS), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to Exhibit 23(a)(6) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(7) Articles of Amendment of Articles of Incorporation (SSS), redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(7) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (a)(8) Articles of Amendment of Articles of Incorporation (SSS), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to Exhibit 23(a)(8) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (a)(9)** Articles of Amendment of Articles of Incorporation (SAS); designating Class D shares.

          (a)(10)** Articles of Amendment of Articles of Incorporation (SSS); designating Class D shares.

          (a)(10)** Amended Declaration of Trust (SCPT), Reflecting liquidation of Selected U.S. Government Income Fund and designating Class D shares.

          (b)(1) By-laws (SAS, SSS). Joint Amended and Restated Bylaws as of January 26, 2001. Incorporated by reference to Exhibit 23(b)(1) of Registrant's registration statements 2-10699 and 2-27514, filed on Edgar April 25, 2002

          (b)(2) By-laws (SCPT). Amended and Restated Bylaws as of January 26, 2001. Incorporated by reference to Exhibit 23(b)(2) of Registrant's registration statement 33-15807, filed on Edgar April 25, 2002

          (c) Instruments Defining Rights of Security Holders. Not applicable.

          (d)(1) Investment Advisory Contracts (SAS). Management Agreement with Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (d)(2) Sub-Advisory Agreements (SAS). Sub-Advisory Agreements with Davis Selected Advisers - NY, Inc. dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (d)(3) Investment Advisory Contracts (SSS). Management Agreement with Davis Selected Advisors, L.P. dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(3) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (d)(4) Sub-Advisory Agreements (SSS). Sub-Advisory Agreement with Davis Selected Advisers-NY, dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(5) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (d)(5) Investment Advisory Contracts (SCPT). Management Agreement with Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(6) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

          (d)(6) Sub-Advisory Agreements (SCPT). Sub-Advisory Agreement with Davis Selected Advisers - NY, Inc. dated January 1, 2001. Incorporated by reference to Exhibit 23(d)(7) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

          (e)(1) Underwriting Contracts (SAS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(1) of Registrant's registration statements 2-10699, filed on Edgar April 25, 2001.

          (e)(2) Underwriting Contracts (SSS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(2) of Registrant's registration statements 2-27514, filed on Edgar April 25, 2001.

          (e)(3)** Underwriting Contracts (SCPT). Amended Distribution Services Agreement and Plan of Distribution.

          (e)(4) Form of Dealer Agreement (SAS, SCPT and SSS) between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit

                      23(e)(4) of Registrants' registration statements (SAS:
                      2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar
                      February 26, 2001.

          (f)         Bonus or Profit Sharing Contracts. Not applicable.

          (g) Custodian Agreements (SAS, SSS and SCPT). Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit 23(g) of Registrants' registration statements (SAS:
                      2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar
                      February 26, 2001.

          (h)(1) Other Material Contracts (SAS). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (h)(2) Other Material Contracts (SSS). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(2) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (h)(3) Other Material Contracts (SCPT). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(3) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

          (i)** Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum).

          (j)**       Other Opinions. Consent of Current Auditors. KPMG LLP.

          (k)         Omitted Financial Statements. Incorporated from the Annual
                      Report.

          (l)         Initial Capital Agreements. Not applicable.

          (m)(1) Rule 12b-1 Plan (SAS). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(1) of this registration statement..

          (m)(2) Rule 12b-1 Plan (SSS). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(2) of this registration statement.

          (m)(3) Rule 12b-1 Plan (SCPT). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(3) of this registration statement.

          (n)* Rule 18f-3 Plan. . Plan pursuant to Rule 18f-3, adopted January 30, 2004 to designate Class S and Class D shares.
                      (n)

          (o)         Reserved.

          (p)(1) Codes of Ethics (SAS, SSS, SCPT, Adviser, and Principal Underwriter). Code of Ethics as amended January 29, 2000. Incorporated by reference to Exhibit 23(p)(1) of Registrants' registration statements (SAS: 2-10699, SSS:
                      2-27514, and SCPT:33-15807), filed on Edgar February 26, 2001.

          (q)(1) Other Exhibits (SAS, SSS, SCPT). Powers of Attorney of the Registrant, Officers and Board of Directors appointing Arthur Don, Kenneth Eich and Thomas Tays, as attorneys-in-fact dated October 2001. Incorporated by reference to Exhibit 23(q)(1) of Registrants' registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar April 25, 2002.

          (q)(2) Other Exhibits (SAS, SSS, SCPT). Powers of Attorney of Kenneth Eich and Sharra Reed appointing Arthur Don and Thomas Tays, as attorneys-in-fact dated January 24, 2003. Incorporated by reference to Exhibit 23(q)(2) of Registrants' registration statements (SAS: 2-10699, SSS:
                      2-27514, and SCPT:33-15807), filed on Edgar April 30,
                      2003.

          *   filed herein
          **  To be filed by amendment prior to being declared effective

Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25. Indemnification

SAS and SSS. Articles of Incorporation for SAS and SSS indemnify directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition to the foregoing indemnification, SAS and SSS Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

SCPT. Article V of the Amended Declaration of Trust of SCPT indemnifies trustees, officers and employees to the full extent permitted under Ohio law.

SAS, SSS, and SCPT. In addition, directors, trustees and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter

(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

(b) Management of the Principal Underwriters:

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH                               POSITIONS AND OFFICES
BUSINESS ADDRESS                       UNDERWRITER                                              WITH REGISTRANT
----------------                       -----------                                              ---------------
Kenneth C. Eich                        President                                                Executive Vice President and
2949 East Elvira Road, Suite 101                                                                Principal Executive Officer
Tucson, AZ  85706
Russell Wiese                          Chief Marketing Officer                                  None
609 Fifth Avenue,
New York, NY  10017.


Gary P. Tyc                            Vice President, Treasurer and Assistant Secretary        None
2949 East Elvira Road, Suite 101
Tucson, AZ  85706
Anthony Frazia                         Chief Compliance Officer                                 None
609 Fifth Avenue,
New York, NY  10017.

Thomas D. Tays                         Vice President and Secretary                             Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c) Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrants have caused these Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 20th day of February, 2004.


SELECTED AMERICAN SHARES, INC.
SELECTED SPECIAL SHARES, INC.
SELECTED CAPITAL PRESERVATON TRUST


                                               *By: /s/ Thomas Tays
                                                    ----------------------------
                                                         Thomas Tays
                                                         Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement for each of the Registrants has been signed below by the following persons in the capacities indicated.

       Signature                Title                            Date
       ---------                -----                            ----

   Kenneth C. Eich*       Principal Executive Officer
   ----------------                                           February 20, 2004
   Kenneth C. Eich

   Sharra L. Reed*        Principal Financial Officer; and
   --------------         Principal Accounting Officer        February 20, 2004
   Sharra L. Reed

                                                  *By: /s/ Thomas Tays
                                                       -------------------------
                                                           Thomas Tays
                                                           Attorney-in-Fact


*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the powers of attorney referenced as Exhibits 23(q)(1) and 23(q)(2) of Part C of this registration statement.


                                                  /s/ Thomas Tays
                                                  ------------------------------
                                                  Thomas Tays
                                                  Attorney-in-Fact

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed on February 20, 2004 by the following persons in the capacities indicated.

            Signature                                             Title
            ---------                                             -----

      William P. Barr*                                           Director
      -----------------------------
      William P. Barr

      Floyd A. Brown*                                            Director
      -----------------------------
      Floyd A. Brown

      Andrew A. Davis*                                           Director
      -----------------------------
      Andrew A. Davis

      Christopher .C. Davis*                                     Director
      -----------------------------
      Christopher C. Davis

      Jerome E. Hass*                                            Director
      -----------------------------
      Jerome E. Hass

      Katherine L. MacWilliams*                                  Director
      -----------------------------
      Katherine L. MacWilliams

      James J. McMonagle*                                        Director
      -----------------------------
      James J. McMonagle

      Richard C. O'Brien*                                        Director
      -----------------------------
      Richard C. O'Brien

      Marsha Williams*                                           Director
      -----------------------------
      Marsha Williams


*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the power of attorney referenced as
Exhibit 23(q)(1) of Part C of this registration statement.


                                                    /s/Thomas Tays
                                                    ----------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact


                                  EXHIBIT LIST

   Ex 23(n)              Rule 18f-3 Plan